EXHIBIT 32.02

Certification of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350,

And Securities Exchange Act Rules 13a-14(b) and 15d-14(b)

In connection with the Annual Report of Concur Technologies, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John F. Adair, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 22, 2003	By	/s/ JOHN F. ADAIR
John F. Adair Chief Financial Officer

This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.